ANNUAL REPORT
                         March 31, 1997






Commonwealth Cash Reserve Fund, Inc.
P. O. Box 1192
Richmond, Virginia  23209-1192
(800) 338-3383





                       Message to our Shareholders

We are pleased to present the annual report for the Commonwealth Cash Reserve Fund (the Fund) for the fiscal year ended March 31, 1997.

During the past year, market concerns over the strength of the economy and possible Federal Reserve Board action to raise interest rates caused continued market volatility. After a sluggish fourth quarter 1996, the economy grew strongly during the first quarter of 1997, far outpacing most analysts' expectations. This triggered a significant rise in interest rates, reflecting investor fears that the rate of inflation would also rise. The quarter began in an upbeat mode, as the longest recent period of economic expansion continued. Stock prices rose, commodity prices were stable to lower, consumer sentiment was high, and final sales figures suggested growth was likely to continue.

As the quarter advanced, however, the mood turned bearish, particularly after mid-February comments by the Federal Reserve Chairman Alan Greenspan that the Fed might take a "preemptive" action to raise short-term interest rates. Interest rates rose sharply following the Greenspan statement. By the time the Fed acted to raise the federal funds rate by 25 basis points to 5.50% on March 25th, much of the move in rates had already taken place. Since that time, rates have continued to edge upward with the expectation that the Fed is likely to orchestrate additional rate increases later this year.

During this period of generally rising rates, many investors have been reluctant to commit funds to longer term investments for fear that a continued increase in rates will erode market values. In this uncertain environment, investors have found the Fund to be a good place to "wait out" the increase in rates. The Fund is an ideal investment vehicle for these investors because it provides a market rate of return, liquidity and flexibility. Further, because the Fund has an average maturity of under 90 days, it's return will tend to move in concert (albeit with a slight lag) with short-term interest rates. This ensures that investors benefit from any increase in rates.

To ensure that investor funds are properly safeguarded, the Fund continued to focus attention on maintaining a high level of credit quality through investment in U.S. Government obligations and repurchase agreements backed by U.S. Government obligations. At the end of the quarter, fully 65% of the portfolio was invested in these securities ensuring both superior credit quality and a high degree of liquidity. The remainder of the portfolio is invested in top rated commercial paper and bankers' acceptances.

Investors can be assured that the Commonwealth Cash Reserve Fund will continue its tradition of care and prudence in the safeguarding of shareholder assets. We look forward to the continued opportunity to meet your investment needs.












                   		Report of Independent Accountants


To the Shareholders and Board of Directors
Commonwealth Cash Reserve Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Commonwealth Cash Reserve Fund, Inc. (the "Fund") at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The information contained in Note D is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


PRICE WATERHOUSE LLP
Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

April 18, 1997




                    COMMONWEALTH CASH RESERVE FUND, INC.

                         Statement of Net Assets

                            March 31, 1997

Face
Amount                                                               Value
(000)                                                                (000)


BANKERS' ACCEPTANCES (3.4%)
            Bank America
$4,000	        5.300%            4/28/97		                         $  3,984
                                                                     ------
	TOTAL BANKERS' ACCEPTANCES	                                          3,984
                                                                     ------

COMMERCIAL PAPER (31.2%)
            Associates Corp. of NA
 2,000	        5.320%            5/05/97                              1,990
            Bear Stearns & Co., Inc.
 6,000         5.340%            5/05/97                              5,970
            CoreStates Financial
 4,000         5.370% (A)        7/22/97                              4,000
            General Electric Capital Corp.
 2,000         5.320%            5/05/97                              1,990
 4,000         5.390%            6/16/97                              3,954
            Goldman Sachs Group, Inc.
 6,000         5.300%            4/09/97                              5,993
            Merrill Lynch & Co., Inc.
 2,000         5.340%            5/05/97                              1,990
 4,400         5.320%            4/15/97                              4.391
            Prudential Funding Corporation
 6,000         5.320%            4/07/97                              5,995
                                                                     ------
	TOTAL COMMERCIAL PAPER                                           $  36,273
                                                                     ------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (43.5%)
            U.S. Treasury Notes:
 2,000         6.500%            5/15/97                              2,002
 3,000         5.690%            5/15/97                              3,003
 2,300         5.750%            9/30/97                              2,298
 2,000         5.000%            1/31/98                              1,989
 2,000         6.000%            11/30/97                             2,007
            Federal Home Loan Bank Note
 2,000         5.710%            1/21/98                              2,000
            Federal Farm Credit Bank Discount Note
 2,410         5.250%            4/28/97                              2,400
            Federal Home Loan Bank Discount Note
 13,000        5.490%            5/29/97                             12,954
            Federal Home Loan Mortgage Corporation
            Discount Notes
 10,000        5.285%            5/29/97                              9,915
            Bancomext Export Funding Corporation
 2,000         6.0625%           10/15/97                             2,000
            Student Loan Marketing Association
            Irrevocable Letter of Credit Guaranteeing
            Notes of Secondary Market Services, Inc.
 10,000        5.500%            4/02/97                              9,998
                                                                     ------
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS                     $  50,566
                                                                     ------

REPURCHASE AGREEMENTS (21.6%)
            Prudential Funding
 3,350         6,400%            4/01/97                              3,350
            Acquired on 3/31/97, accrued interest $596;
            Collateralized by FHLMC Note, 7.821%, maturing 4/01/24,
            market value of $3,380,694
            Prudential Funding
 5,020         5.330%            4/07/97                              5,020
            Acquired on 2/06/97, accrued interest $40,135;
            Collateralized by FHLMC Note, 7.815%, maturing 3/01/24
            market value of $5,172,852
            Prudential Funding
 9,690         5.350%            4/09/97                              9,690
            Acquired on 3/10/97, accrued interest $31,681;
            Collateralized by FNMA Note,   6.089%, maturing 4/01/34
            market value of $10,990,000
            Morgan Stanley Group
 7,000         5.340%            4/08/97                              7,000
            Acquired on 3/18/97, accrued interest $14,537;
            Collateralized by FHLMC Note, 6.085%, maturing 7/01/24
            market value of $7,610,000
                                                                     ------
	TOTAL REPURCHASE AGREEMENTS                                         17,450
                                                                     ------
	TOTAL INVESTMENTS 99.7% (Cost $115,883)                          $ 115,883
                                                                    -------
OTHER ASSETS AND LIABILITIES
            Other Assets                                                351
            Liabilities                                                 (51)

NET ASSETS (100%)
            Applicable to 116,183,371 outstanding shares of
            beneficial interest (500 million authorized shares
            - no par value)                                       $ 116,183
                                                                    -------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE                                           $ 1.00
                                                                       ----
AT MARCH 31, 1997 NET ASSETS CONSISTED OF:

                                             Amount             Per
				                                          (000)            Share

Paid in Capital                            $ 116,183          $ 1.00
Undistributed Net Investment Income                -           	   -
Accumulated Net Realized Gain                      -               -
Unrealized Appreciation (Depreciation)
  of Investments                                   -               -
                                             -------            ----
NET ASSETS                                 $ 116,183          $ 1.00
                                             -------            ----

The accompanying notes are an integral part of these financial statements.

(A) Variable Rate Security - the rate reported in the Statement of Net Assets reflects the rate in effect at 3/31/97.


                COMMONWEALTH CASH RESERVE FUND, INC.

                        Statement of Operations
                       Year Ended March 31, 1997

                                                           						 (000)
INVESTMENT INCOME

	   Income
		      Interest                                              $  5,082
                                                                 -----
            Total Income                                      $  5,082

   	Expenses
		      Management Fees                                            158
		      Legal                                                       19
		      Custodian                                                  	25
		      Distribution Fees                                           29
		      Audit                                                        9
		      Directors Fees and Expenses                                  7
		      Insurance                                                   	3
		      Registration Fees                                            2
		      Miscellaneous                                                8
                                                                 -----
			         Total Expenses                                         260

	       Expenses waived by Investment Advisor and Distributor     (120)
		                                                               -----
	           Net Investment Income                                4,942
                                                                 -----
			 Net Increase in Net Assets
				 Resulting From Operations                                $  4,942
                                                                 -----




                   COMMONWEALTH CASH RESERVE FUND, INC.

                    Statement of Changes in Net Assets


                                                      		Year Ended March 31,
                                                    		 	1997           1996
		                                                      (000)          (000)

INCREASE IN NET ASSETS RESULTING FROM

OPERATIONS
	    Net Investment Income                          $   4,942      $   6,835

DISTRIBUTIONS
	    Net Investment Income                             (4,942)        (6,835)

CAPITAL SHARE TRANSACTIONS (at $1.00 per share)
	    Issued                                           235,732        205,559
	    Redeemed                                        (227,105)      (240,720)
	    Distributions Reinvested                           4,942          6,835
    	Net Increase (Decrease) from Capital Share
       Transactions                                    13,569        (28,326)
                                                      -------        -------
	Total Increase (Decrease) in Net Assets               13,569        (28,326)

NET ASSETS
   	Beginning of Year                                 102,614        130,940
                                                      -------        -------
	   End of Year                                     $ 116,183      $ 102,614
                                                      -------        -------



                     COMMONWEALTH CASH RESERVE FUND, INC.

                           Financial Highlights <F2>


                                                    Year Ended March 31,
For a Share Outstanding
Throughout Each Year                    1997      1996      1995      1994      1993<F3>

NET ASSET VALUE, BEGINNING OF YEAR     $1.000    $1.000    $1.000    $1.000   $1.000
	INVESTMENT OPERATIONS
		Net Investment Income                 0.053     0.058     0.049     0.025    0.035
	DISTRIBUTIONS
		Net Investment Income                (0.053)   (0.058)   (0.049)   (0.025)  (0.035)
NET ASSET VALUE, END OF YEAR           $1.000    $1.000    $1.000    $1.000   $1.000
Total Return                            5.43%     5.90%     5.01%     2.48%    3.59%
Ratios/Supplemental Data
Net Assets, End of Period            $116,183  $102,614  $130,940   $69,422  $74,081
Ratio of Expenses to Average
    Net Assets <F1>                     0.15%     0.15%     0.15%     0.70%    0.63%
Ratio of Net Investment Income
    to Average Net Assets               5.31%     5.78%     4.91%     2.49%    2.91%

<F1>
Certain fees were voluntarily waived for the fiscal years ended March 31, 1997, 1996 and 1995. If these fees had not been waived, the ratio of expenses to average net assets would have been .28% for 1997 and .29% for 1996 and 1995. The ratio of net investment income to average net assets would have been 5.18%, 5.64% and 4.77%, for the fiscal years ended March 31, 1997, 1996 and 1995, respectively.

<F2>
Public Financial Management, Inc. has served as the investment advisor to the Fund since March 15, 1994. Prior to March 15, 1994, Jefferson National Bank served as the investment advisor to the Fund from April 1, 1993. Prior to April 1, 1993 Dominion Trust Company served as the investment advisor to the Fund.

<F3>
Restated.


The accompanying notes are an integral part of these financial statements.



                  COMMONWEALTH CASH RESERVE FUND, INC.

                     Notes to Financial Statements

A. The Commonwealth Cash Reserve Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified open-end investment company and was organized as a Virginia corporation on December 8, 1986.
The Fund provides comprehensive investment management to institutions, such as municipalities, universities and hospitals. The Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities and by companies primarily operating in the banking industry; the issuers' abilities to meet their obligations may be affected by economic developments in such industry.

B. The following significant accounting policies of the Fund are in conformity with generally accepted accounting principles and are consistently followed in the preparation of financial statements.

1. Securities held are valued at amortized cost, which approximates market value. Discounts and premiums on securities purchased are accreted or amortized to interest income over the lives of the respective
securities.   Interest income is accrued as earned.

2. Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold.

3. Dividends from net investment income are declared and recorded daily and are reinvested in each participant's account by the purchase of additional shares of the Fund on the last business day of each month.

4.  The Fund invests cash in repurchase agreements secured by U.S.
Government and Agency obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement.  Provisions of each agreement require that the market value of the collateral is sufficient to cover principal and accrued interest; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or
retention of the collateral may be subject to legal proceedings.   Repurchase
agreements held at March 31, 1997 may be terminated at the option of the Fund with seven days notice.

5. The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

C. Public Financial Management, Inc. ("PFM"), provides investment advisory, administration, and transfer agent services under the provisions of a contract expiring November 21, 1997. As compensation for its services under the Advisory Agreement, PFM is entitled to receive an annual fee, which is accrued daily and payable monthly, at the rate of .12 of 1% of the Fund's average daily net assets. As compensation for its services under the Administrative Agreement, PFM is entitled to a fee, which is accrued daily and payable monthly, at the rate of .05 of 1% of the average daily net assets. PFM waived $114,000 of its fees under the advisory and administrative agreements so that the aggregate operating expenses of the Fund for the Fund's fiscal year ended March 31, 1997 would not exceed .15 of 1% of the Fund's average net assets. Fees paid to PFM, after such waiver, for the fiscal year represented
 .05 of 1% of average net assets.

The Fund has adopted an Amended and Restated Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to bear certain expenses in connection with the distribution of its shares, provided the requirements of the Rule are met. Commonwealth Financial Group, Inc. (the "Distributor") serves as the Fund's Distributor pursuant to the distribution agreement with the Fund. The President and a director of the Fund is the President and sole shareholder of the Distributor. The Distribution Plan authorizes the Fund to reimburse the Distributor for expenses incurred by the Distributor in connection with the sale, promotion and distribution of Fund shares, in an amount not to exceed .25% of the Fund's average daily net asset value in any year. Any payments made under the Plan shall be made only as determined from time to time by the Board of Directors. For the year ended March 31, 1997, total payments made to the Distributor under the Plan were $23,000, after waiving fees of $6,000.

During the year ended March 31, 1997, the Fund paid approximately $9,000 for legal services of a law firm of which the Secretary of the Fund is a Partner.

D. Under Governmental Accounting Standards ("GAS"), state and local governments, including school districts and other municipal entities, are required to classify their investments, excluding pools managed by governments or investment funds similar to the Fund in prescribed categories of credit risk. For the information of the participants, March 31, 1997 investments have been classified for the information of the participants as Category 1 investments. Category 1 includes investments that are insured or registered or are held by the Fund or its agent in the Fund's name.
Category 2 includes uninsured and unregistered investments held by the broker's or dealer's trust department or agent in the Fund's name.



Investment Adviser
	Public Financial Management, Inc.
	Governor's Plaza North
	2101 North Front Street
	Building 3, Suite 200
	Harrisburg, Pennsylvania 17110

Custodian
	Central Fidelity National Bank
	1021 East Cary Street
	P. O. Box  27602
	Richmond, Virginia 27602

Administrator and Transfer Agent
	Public Financial Management, Inc.
	Governor's Plaza North
	2101 North Front Street
	Building 3, Suite 200
	Harrisburg, Pennsylvania 17110

Distributor
	Commonwealth Financial Group, Inc.
	38 Cohasset Lane
	Cherry Hill, New Jersey 08003

Independent Accountants
	Price Waterhouse LLP
	Thirty South Seventeenth Street
	Philadelphia, Pennsylvania 19103

Co-Counsel
	McGuire, Woods, Battle & Boothe, L.L.P.
	One James Center
	901 E. Cary Street
	Richmond, Virginia 23219

	Laura Anne Corsell, Esq.
	7307 Elbow Lane
	Philadelphia, Pennsylvania 19119



This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The prospectus can be obtained from the Fund's
Distributor. The prospectus provides more complete information including charges and expenses. Please read it carefully before investing.